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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 333-27507, 333-36445, 333-39547 and 333-45827 of EMCORE Corporation on Forms S-8
of our report dated May 14, 1999 appearing in this Annual Report on Form 10-K/A of EMCORE Corporation for the year ended September 30, 1998.


DELOITTE & TOUCHE LLP
Parsippany, New Jersey
May 17, 1999